-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): December 16, 2002


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)


                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Whole Auto Loan Trust 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended.

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On December 16, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 16, 2002 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  January 8, 2003              By: /s/ Kevin Crombie
                                        -----------------------------
                                            Kevin Crombie
                                            Assistant Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                December 16, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                 CURRENT
               FACE                  PRINCIPAL                                                            PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST       TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
   A1          850,000,000.00     850,000,000.00    111,383,271.27    134,111.11  111,517,382.38        738,616,728.73
   A2          956,875,000.00     956,875,000.00              0.00    149,910.42      149,910.42        956,875,000.00
   A3          634,550,000.00     634,550,000.00              0.00    137,485.83      137,485.83        634,550,000.00
   A4          353,212,000.00     353,212,000.00              0.00     89,480.37       89,480.37        353,212,000.00
   B            72,777,000.00      72,777,000.00              0.00     17,648.42       17,648.42         72,777,000.00
   C            29,110,000.00      29,110,000.00              0.00     10,406.83       10,406.83         29,110,000.00
   D            72,777,000.00      72,777,000.00              0.00     36,388.50       36,388.50         72,777,000.00
   CERT                  0.00               0.00              0.00          0.00            0.00                  0.00
   TOTALS    2,969,301,000.00   2,969,301,000.00    111,383,271.27    575,431.48  111,958,702.75      2,857,917,728.73

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1    1,000.00000000    131.03914267      0.15777778      131.19692045      868.96085733      A1       1.420000 %
A2       96683MAB9    1,000.00000000      0.00000000      0.15666667        0.15666667    1,000.00000000      A2       1.880000 %
A3       96683MAC7    1,000.00000000      0.00000000      0.21666666        0.21666666    1,000.00000000      A3       2.600000 %
A4       96683MAD5    1,000.00000000      0.00000000      0.25333332        0.25333332    1,000.00000000      A4       3.040000 %
B        96683MAE3    1,000.00000000      0.00000000      0.24249997        0.24249997    1,000.00000000      B        2.910000 %
C        96683MAF0    1,000.00000000      0.00000000      0.35750017        0.35750017    1,000.00000000      C        4.290000 %
D        96683MAG8    1,000.00000000      0.00000000      0.50000000        0.50000000    1,000.00000000      D        6.000000 %
TOTALS                1,000.00000000     37.51161343      0.19379358       37.70540701      962.48838657
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------

RECEIVABLES
                         Beginning Receivables Balance                                            3,000,003,565.56
                         Ending Receivables Balance                                               2,899,576,800.59
                         Beginning Number of Contracts                                                     184,275
                         Ending Number of Contracts                                                        181,716

COLLECTIONS
                         Interest:
                         Interest Collections                                                        14,123,592.11
                         Reinvestment Income                                                                  0.00
                         Repurchased Loan Proceeds Related to Interest                                      363.19
                         Total Interest Collections                                                  14,123,955.30

                         Principal:
                         Principal Collections                                                       70,142,371.46
                         Prepayments in Full                                                         30,197,312.88
                         Repurchased Loan Proceeds Related to Principal                                  44,395.68
                         Recoveries and Liquidation Proceeds                                              4,670.46
                         Total Principal Collections                                                100,388,750.48

                         Total Collections                                                          114,512,705.78

                         Principal Losses for Collection Period                                          42,684.95

                                      -4-

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                         2,500,002.97
                         Data Administration and Reporting Fees:                                         50,000.06
                         Other Fees:                                                                      4,000.00
                         Total Fees:                                                                  2,554,003.03
Interest Distribution Amounts
                         Interest Due - Class A-1                                                       134,111.11
                         Interest Paid - Class A-1                                                      134,111.11
                         Shortfall - Class A-1                                                                0.00
                         Carryover Shortfall - Class A-1                                                      0.00
                         Change in Carryover Shortfall - Class A-1                                            0.00

                         Interest Due - Class A-2                                                       149,910.42
                         Interest Paid - Class A-2                                                      149,910.42
                         Shortfall - Class A-2                                                                0.00
                         Carryover Shortfall - Class A-2                                                      0.00
                         Change in Carryover Shortfall - Class A-2                                            0.00


                         Interest Due - Class A-3                                                       137,485.83
                         Interest Paid - Class A-3                                                      137,485.83
                         Shortfall - Class A-3                                                                0.00
                         Carryover Shortfall - Class A-3                                                      0.00
                         Change in Carryover Shortfall - Class A-3                                            0.00

                         Interest Due - Class A-4                                                        89,480.37
                         Interest Paid - Class A-4                                                       89,480.37
                         Shortfall - Class A-4                                                                0.00
                         Carryover Shortfall - Class A-4                                                      0.00
                         Change in Carryover Shortfall - Class A-4                                            0.00

                         Interest Due - Class B                                                          17,648.42
                         Interest Paid - Class B                                                         17,648.42
                         Shortfall - Class B                                                                  0.00
                         Carryover Shortfall - Class B                                                        0.00
                         Change in Carryover Shortfall - Class B                                              0.00

                         Interest Due - Class C                                                          10,406.83
                         Interest Paid - Class C                                                         10,406.83
                         Shortfall - Class C                                                                  0.00
                         Carryover Shortfall - Class C                                                        0.00
                         Change in Carryover Shortfall - Class C                                              0.00

                         Interest Due - Class D                                                          36,388.50
                         Interest Paid - Class D                                                         36,388.50
                         Shortfall - Class D                                                                  0.00
                         Carryover Shortfall - Class D                                                        0.00
                         Change in Carryover Shortfall - Class D                                              0.00

                         Interest Due - Total                                                           575,431.48
                         Interest Paid - Total                                                          575,431.48
                         Shortfall - Total                                                                    0.00
                         Carryover Shortfall - Total                                                          0.00
                         Change in Carryover Shortfall - Total                                                0.00

Principal Allocations
                         First Allocation of Principal                                                        0.00
                         Second Allocation of Principal                                              52,432,586.88
                         Third Allocation of Principal                                               29,110,000.00
                         Regular Principal Allocation                                                29,840,684.39
                         Total Principal Allocations                                                111,383,271.27

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                         111,383,271.27
                         Principal Distribution - Class A-2                                                   0.00
                         Principal Distribution - Class A-3                                                   0.00
                         Principal Distribution - Class A-4                                                   0.00
                         Principal Distribution - Class B                                                     0.00
                         Principal Distribution - Class C                                                     0.00
                         Principal Distribution - Class D                                                     0.00

                         Certificate Distribution                                                             0.00

Total Distribution                                                                                  114,512,705.78

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                            5.96 %
                         Weighted Average Original Term (months)                                             57.43
                         Weighted Average Remaining Term                                                     43.70
                         Weighted Average Age (months)                                                       14.80
                         Remaining Number of Receivables                                                   181,716
                         Portfolio Receivable Balance (end of period)                             2,899,576,800.59
                                                Discount Receivables                              1,513,519,910.86
                                                Non-Discount Receivables                          1,301,461,502.26
                         Adjusted Portfolio Receivable Balance (end of period)                    2,814,981,413.12

                                      -5-


OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                               -42,936,315.61
                         Target Level of Overcollateralization                                       39,409,739.78

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                    42,684.95
                         Recoveries and Liquidation Proceeds                                              4,670.46
                         Net Losses for Collection Period                                                38,014.49
                         Net Loss Rate for Collection Period(annualized)                                  0.0152 %

                         Cumulative Net Losses for all Periods($)                                        38,014.49
                         Cumulative Net Losses for all Periods(% of original portfolio)                   0.0013 %

                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                             1,973
                         61 - 90 Days Delinquent                                                               167
                         91 - 120 Days Delinquent                                                                5
                         Over 120 Days Delinquent                                                                2
                         Sub Total                                                                           2,147
                         Repossesions (# of vehicles)                                                           58
                         Total Number of Delinquencies and Repossesions                                      2,205

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                                     31,540,815.58
                         61 - 90 Days Delinquent                                                      2,708,975.47
                         91 - 120 Days Delinquent                                                        88,294.04
                         Over 120 Days Delinquent                                                        20,585.43
                         Sub Total                                                                   34,358,670.52
                         Repossesions                                                                 1,005,093.53
                         Total Amount of Delinquencies and Repossesions                              35,363,764.05

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                          1.0878 %
                         61 - 90 Days Delinquent                                                          0.0934 %
                         91 - 120 Days Delinquent                                                         0.0030 %
                         Over 120 Days Delinquent                                                         0.0007 %
                         Sub Total                                                                        1.1850 %
                         Repossesions                                                                     0.0347 %
                         Total % of Delinquencies and Repossesions                                        1.2196 %

                         Monthly Net Loss Rate:
                         Current Collection Period                                                        0.0013 %
                         Preceding Collection Period                                                      0.0000 %
                         Second Preceding Collection Period                                               0.0000 %
                         Three Month Average                                                              0.0013 %
                         Annualized Average Net Loss Rate                                                 0.0152 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

